POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 30, 2015 TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2015 OF:

PowerShares Europe Currency Hedged Low Volatility Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•	The following is added as a subsection under the section titled “Principal Risks of Investing in the Fund—Non-Diversified Fund Risk” on page 4:

“Commodity Pool Risk. Under amended regulations promulgated by the Commodity Futures Trading Commission (“CFTC”), the Fund’s investments will cause it to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Fund’s adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and it will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Fund’s adviser, which could increase costs and may affect the operations and financial performance of the Fund.”

Please Retain This Supplement for Future Reference.

P-FXEU-SUMSUP-1 063015